Cash and Cash Equivalents	12 Months Ended
Dec. 31, 2025
Cash and Cash Equivalents [Abstract]
Cash and Cash Equivalents
Note 3 - Cash and Cash Equivalents

	December 31
	2024	2025
	US$ thousands

Cash	47,727	16,856
Cash equivalents *	3,556	18,300
	51,283	35,156

*
Comprised mainly of bank deposits in USD as at December 31, 2024 carrying a weighted average interest rate of 3.46% and mainly of money market in USD as at December 31, 2025 carrying a weighted average interest rate of 4.20%.